Intramerica Life Insurance Company
Intramerica Variable Annuity Account

Supplement, dated August 20, 2021, to
The Scudder Horizon Plan Variable Annuity

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable annuity contracts issued by Intramerica Life Insurance Company.

The Board of Trustees of DEUTSCHE DWS VARIABLE SERIES II Insurance Trust has approved closure and liquidation of the DWS Bond VIP – Class A Fund. Effective October 28, 2021, the DWS Bond VIP – Class A Fund is no longer available as an investment alternative. Therefore, the corresponding DWS Bond VIP – Class A Sub-Account (“DWS Bond Sub-Account”) that invests in this Portfolio is closed and is no longer offered as of October 28, 2021 (“Effective Date”).

As the DWS Bond Sub-Account will no longer be offered as an investment option, you may wish to transfer, prior to the Effective Date, some or all of your Contract Value in the DWS Bond Sub-Account to the other investment options currently offered by your Contract. These transfers are not subject to a transfer fee. Any value remaining in the DWS Bond Sub-Account will be transferred automatically, as of the Effective Date, to the DWS Government Money Market VIP - Class A Sub-Account (“DWS Government Money Market Sub-Account”).

If you currently allocate Contract Value to the DWS Bond Sub-Account through automatic additions, automatic portfolio rebalancing, dollar cost averaging or systematic withdrawal programs, your allocations in these programs will also need to be changed. If you do not change these allocations to other investment options currently available under your Contract, the allocations to the DWS Bond Sub-Account will be automatically allocated, as of the Effective Date, to the DWS Government Money Market Sub-Account.

We will send you a confirmation that shows the amount that is transferred to the DWS Government Money Market Sub-Account or to the investment option that you chose and the date of the transaction. For additional information on how to transfer to another investment option, or how to make a change to your current allocation(s), please contact your financial representative or call our Customer Service Center at 1-800-833-0194.

If your Contract Value in the DWS Bond Sub-Account is transferred automatically to the DWS Government Money Market Sub-Account, for 60 days following the automatic transfer, you may transfer your Contract Value in the DWS Government Money Market Sub-Account to any other investment option(s) available under your Contract. Such transfer is not subject to a transfer fee.

For future reference, please keep this supplement together with your prospectus.